UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

April 4, 2022

Twitter, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36164	20-8913779
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1355 Market Street, Suite 900

San Francisco, California 94103

(Address of principal executive offices, including zip code)

(415) 222-9670

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.000005 per share	TWTR	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On April 4, 2022, Twitter, Inc. (the “Company”) entered into a letter agreement (the “Agreement”) with Elon Musk, which provides that:

•	The Company will appoint Mr. Musk to the Company’s Board of Directors (the “Board”) to serve as a Class II director with a term expiring at the Company’s 2024 Annual Meeting of Stockholders.

•

For so long as Mr. Musk is serving on the Board and for 90 days thereafter, Mr. Musk will not, either alone or as a member of a group, become the beneficial owner of more than 14.9% of the Company’s common stock outstanding at such time, including for these purposes economic exposure through derivative securities, swaps, or hedging transactions.

The foregoing summary of the Agreement does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Agreement, which is filed as Exhibit 10.1 and incorporated by reference.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d) Election of Directors

The Board will appoint Mr. Musk to serve as a Class II director with a term expiring at the Company’s 2024 Annual Meeting of Stockholders as described in Item 1.01 of this Current Report on Form 8-K, subject to and contingent upon the provision by Mr. Musk of any information that the Company reasonably requires to complete its customary onboarding procedures (including a customary background check) for members of the Board.

Other than as described in Item 1.01, there are no arrangements or understandings between Mr. Musk, on the one hand, and the Company or any other persons, on the other hand, pursuant to which Mr. Musk was selected as a director. There are no related party transactions between the Company and Mr. Musk (or any of his immediate family members) requiring disclosure under Item 404(a) of Regulation S-K. Mr. Musk does not have any family relationships with any of the Company’s directors or executive officers.

Mr. Musk will participate in the director benefits arrangements applicable to non-employee directors as described in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 13, 2021. In addition, the Company will enter into its standard form of indemnification agreement with Mr. Musk.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1	Letter Agreement, dated as of April 4, 2022, among Twitter, Inc. and Elon Musk

104	Cover Page Interactive Data File (formatted as Inline XBRL).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TWITTER, INC.

By:	/s/ Ned Segal
Ned Segal
Chief Financial Officer

Date: April 5, 2022